ASG GROWTH MARKETS FUND

LOOMIS SAYLES SENIOR FLOATING RATE AND FIXED INCOME FUND

Supplement dated February 9, 2012 to the Class A and Class C Prospectus and the Class Y Prospectus, each dated September 30, 2011, as may be revised or supplemented from time to time.

Effective immediately, the following language is added to the bottom of the page marked “Table of Contents” of each prospectus:

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.